UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549
______________________________
FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 9, 2007

Structured Products Corp.
on behalf of

CorTS Trust for Verizon Global Funding Notes

(Exact name of registrant as specified in its charter)

Delaware	001-32080	13-3692801
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification Number)

388 Greenwich Street New York, New York	10013	(212) 816-7496
(Address of principal executive offices)	(Zip Code)	(Registrant's telephone number including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ] Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR 240.13e-4(c))

Section 8 - Other Events

Item 8.01 Other Events.

This current report on Form 8-K relates to a distribution made to holders of the Certificates issued by the CorTS Trust for Verizon Global Funding Notes.

The issuer of the underlying securities, or guarantor thereof, or successor thereto, as applicable, is subject to the information reporting requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act").  Periodic reports and other information required to be filed pursuant to the Exchange Act, by the issuer of the underlying securities, or guarantor thereof, or successor thereto, as applicable, may be inspected and copied at the public reference facilities maintained by the Securities and Exchange Commission (the "Commission") at 450 Fifth Street, N.W., Washington, D.C. 20549. The Commission also maintains a site on the World Wide Web at "http://www.sec.gov" at which users can view and download copies of reports, proxy and information statements and other information filed electronically through the Electronic Data Gathering, Analysis and Retrieval system.  Neither Structured Products Corp. nor the trustee has participated in the preparation of such reporting documents, or made any due diligence investigation with respect to the information provided therein. Neither Structured Products Corp. nor the trustee has verified the accuracy or completeness of such documents or reports. There can be no assurance that events affecting the issuer of the underlying securities, or guarantor thereof, or successor thereto, as applicable, or the underlying securities have not occurred or have not yet been publicly disclosed which would affect the accuracy or completeness of the publicly available documents described above.

Underlying Securities Issuer(s) or Guarantor, or successor thereto	Exchange Act File Number
Verizon Communications Inc.	001-08606

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(c)	Exhibits:

1.	Trustee’s Report with respect to the October 9, 2007 Final Distribution Date for the CorTS Trust for Verizon Global Funding Notes

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

By: /s/ John W. Dickey
Name: John W. Dickey
Title: Authorized Signatory

October 9, 2007

EXHIBIT INDEX

Exhibit		Page
1	Trustee’s Report with respect to the October 9, 2007 Final Distribution Date for the CorTS Trust for Verizon Global Funding Notes	5

Exhibit 1

To the Holders of:
CorTS Trust for Verizon Global Funding Notes
7.375% Corporate-Backed Trust Securities (CorTS) Class A Certificates
*CUSIP:	22082F200	Class:	A
*CUSIP:	22082FAA9	Class:	B

U.S. Bank Trust National Association, as Trustee for the CorTS Trust for Verizon Global Funding Notes, hereby gives notice with respect to the Distribution occurring on October 9, 2007 (the “Final Distribution Date”) as follows:

1.
The amount of the distribution payable to the Certificateholders on the Final Distribution Date allocable to principal and premium, if any, and interest expressed as a dollar amount per $25 Class A Certificate and per $1,000 Notional Amount of Class B Certificates, is as set forth below:

Class	Principal	Interest	Total Distribution
A	$25.000000	$0.655555	$25.655555
B	$0.000000	$1.333333	$1.333333

2.	The amount of aggregate interest due and not paid as of the Final Distribution Date is $0.00.

3.	No fees have been paid to the Trustee or any other party from the proceeds of the Term Assets.

4.	$101,585,000 aggregate principal amount of Verizon Global Funding Corp. 7.75% Notes due December 1, 2030 (the “Term Assets”) were purchased by the Call Warrant Holder on October 9, 2007.

5.
At the close of business on the Final Distribution Date, 0 Class A Certificates representing $0 aggregate Certificate Principal Balance and $0 aggregate Notional Amount of Class B Certificates were outstanding.

6.
The current rating of the Term Assets is not provided in this report.  Ratings can be obtained from Standard & Poor’s Ratings Services by calling 212-438-2400 and from Moody’s Investor’s Service, Inc. by calling 212-553-0377.

U.S. Bank Trust National Association, as Trustee

*The Trustee shall not be held responsible for the selection or use of the CUSIP number nor is any representation made as to its correctness.  It is included solely for the convenience of the Holders.